PROPERTY AND EQUIPMENT, NET (Tables)	12 Months Ended
Jan. 02, 2016
PROPERTY AND EQUIPMENT, NET
Schedule of property and equipment, net

In thousands	January 2, 2016	January 3, 2015
Land and buildings	$8,080	$9,300
Machinery and equipment	121,212	140,189
Furniture and fixtures	70,206	61,694
Leasehold improvements	120,605	122,029

	320,103	333,212
Less: Accumulated depreciation and amortization	146,140	159,140

Total property and equipment, net	$173,963	$174,072